Exhibit 32


                                  Certification


To my knowledge, this Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of CKF Bancorp, Inc.



                                    By:    /s/ John H. Stigall
                                           -------------------------------------
                                           John H. Stigall
                                           President and Chief Executive Officer



                                    By:    /s/ Russell M. Brooks
                                           -------------------------------------
                                           Russell M. Brooks
                                           Vice President and Chief Financial
                                            Officer



Date:    May 13, 2004